SEMI-ANNUAL REPORT
June 30, 2000



                             THE SALOMON BROTHERS
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                                   FUND INC

Shareholder Letter

Dear Shareholder:

We are pleased pleased to provide you with the semi-annual report for The Salomon Brothers Fund Inc ("Fund") for the period ended June 30, 2000.

Special Shareholder Notice

During the past six months, the Fund conducted a rights offering, allowing shareholders of record as of May 22, 2000 to purchase additional shares of the Fund. As a result of the rights offering, which expired on June 19, 2000, the Fund raised $68,880,076 by issuing 3,983,810 shares at a price of $17.29 per share.

Market Overview & Portfolio Highlights

The Salomon Brothers Fund started 2000 on the right foot, with a net asset value ("NAV") return of 6.60% versus the negative 0.43% return for the Standard & Poor's 500 Index ("S&P 500")1, the Fund's benchmark, for the six months ended June 30, 2000. For the first six months of 2000, the Fund's market return was a negative 9.57%.

The stock market during 2000 has been very volatile, even by the high standards of the past several years. The most striking events during the first half of the year were the announcements made by noted money managers George Soros and Julian Robertson. On May 16, 2000, Soros announced he was liquidating $6 billion of assets from his flagship Quantum Fund in anticipation of a wave of investor redemptions. On March 30, 2000, Robertson announced plans to liquidate six Tiger Management Funds due to extensive losses suffered by value stocks. During January and February, technology stocks continued their run from 1999, only for the Nasdaq Composite Index2 to fall 37% from March through May, before regaining half of their losses. During the first half of 2000, the best performing stocks were in sectors that have historically been considered defensive: the oils and the pharmaceutical sectors.

The volatile environment this year has presented us with opportunities to buy what we think are high quality companies, with good fundamentals, at attractive prices. During June we added to our positions in Costco and Worldcom. Costco appears to us to be one of the great growth stories in retail. It is the only retailer that has consistently beaten Wal-Mart head to head, and its comparable store sales gains are the best of any major retailer. Costco got clobbered in May, from what appeared to us to be mere growing pains. We were aggressive buyers after the decline.

Worldcom has a powerful position in the business long distance market, and owns the best Internet backbone company, Uunet. WorldCom has performed poorly ever since last September, when the Sprint acquisition was announced. The stock fell to $37 on rumors that the Sprint acquisition would fail. At less than 19x estimated 2000 earnings, we found Worldcom, irresistible, and made it one of the Fund's largest positions.

Significant contributors to the Fund's performance included Worldcom, Corning Glass, the largest manufacturer of fiber optic cable, Nabisco Group Holdings, the large food company and Eli Lilly, the maker of Prozac and Zyprexa.

Market Outlook

Due to the efforts of the Federal Reserve Board ("Fed"), the U.S. economy has begun to slow. We think the stock market is likely to cycle between periods of enthusiasm that we will experience a soft landing, and periods of fear that we will fall into a recession. We believe that the U.S. economy is at greater risk of a hard landing than the consensus does. In particular, high energy prices are causing cost push inflation such as we have not seen since the 1970s. The resulting stagflation may force the Fed to increase interest rates more aggressively than it would like to, in order to preserve its reputation as an inflation fighter.

------------------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

2 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the Nasdaq stock market.

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The Salomon Brothers Fund Inc                                                 1

Although we are concerned about a slowdown in the U.S. economy, we are not looking for a recession or for a bear market. We are instead looking for a year similar to 1994, when growth eased, and stocks took a breather, allowing their earnings to catch up with their prices.

Therefore the Fund is positioned somewhat defensively. Although the portfolio's sector weightings are very similar to those of the S&P 500, the portfolio is overweight in consumer staples, and is underweight in capital goods and consumer cyclical stocks. Instead of highly cyclical companies, we own companies with a history of growing earnings through recessions, such as Emerson Electric. Although there is no guarantee that we will be successful, preservation of capital is important to us, and we strive to avoid stocks that might decline sharply.

In closing, thank you for your continued confidence in our investment approach.

Cordially,

/s/ Heath B. McLendon              /s/ Michael A. Kagan

Heath B. McLendon                  Michael A. Kagan
Chairman and President             Executive Vice President

July 10, 2000


Top Ten Holdings*                             As of June 30, 2000

  1. Cisco Systems, Inc.                                      4.1%
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  2. The Bank of New York Co., Inc.                           3.0
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  3. WorldCom, Inc.                                           2.8
-------------------------------------------------------------------
  4. Microsoft Corp.                                          2.4
-------------------------------------------------------------------
  5. Intel Corp.                                              2.3
-------------------------------------------------------------------
  6. Costco Wholesale Corp.                                   2.2
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  7. Eli Lilly & Co.                                          2.1
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  8. Corning Inc.                                             2.1
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  9. Federated Department Stores, Inc.                        2.0
-------------------------------------------------------------------
 10. International Business Machines Corp.                    2.0
-------------------------------------------------------------------
* As a percentage of total net assets.

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2                                       2000 Semi-Annual Report to Shareholders

Take Advantage of the Fund's
Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan (the "Plan"). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 17 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224.


Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

         The Bank of New York
         Receive and Deliver Department-11W
         Church Street Station
         P.O. Box 11002
         New York, New York 10286-1002

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The Salomon Brothers Fund Inc                                                 3

Major Portfolio Changes (unaudited)    For the Three Months Ended June 30, 2000

Additions 1                                                         Shares
-------------------------------------------------------------------------------

Applied Materials, Inc.                                            160,000 2
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Cisco Systems, Inc.                                                150,000
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The Coastal Corp.                                                  200,000
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The Coca-Cola Co.                                                  354,000 2
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Costco Wholesale Corp.                                             257,000
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Dell Computer Corp.                                                200,000
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Emerson Electric Co.                                               155,000
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Federated Department Stores, Inc.                                  130,000
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General Motors Corp., Class H Shares                               100,000
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McDonalds Corp.                                                    375,000
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Micron Technology, Inc.                                            175,000 2
-------------------------------------------------------------------------------
Microsoft Corp.                                                    179,000
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Minnesota Mining and Manufacturing Co.                              58,000 2
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Nokia Corp. ADR                                                    592,000 2
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Novartis AG ADR                                                    737,000 2
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Oracle Corp.                                                       407,000 2
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Royal Dutch Petroleum Co. - NY Shares                              150,000 2
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WorldCom, Inc.                                                     250,000
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Reductions                                                         Shares
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Abbott Laboratories                                                320,700
-------------------------------------------------------------------------------
Alcoa Inc.                                                         118,920
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American Express Co.                                                32,000
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American Home Products Corp.                                       170,000
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Applied Micro Circuits Corp.                                        65,000
-------------------------------------------------------------------------------
AT&T Corp.                                                         397,000
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Burlington Resources, Inc.                                         490,800 3
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Cigna Corp.                                                        122,000 3
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Colgate-Palmolive Co.                                               68,000
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Corning Inc.                                                        39,500
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Electronic Data Systems Corp.                                      220,000 3
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IMS Health, Inc.                                                   705,000 3
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Ingersoll-Rand Co.                                                 210,000 3
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Lucent Technologies, Inc.                                          522,000 3
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Microsoft Corp.                                                    261,000
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Motorola, Inc.                                                     167,025 3
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Pharmacia Corp.                                                    448,000
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Solectron Corp.                                                    310,000 3
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Time Warner Inc.                                                    62,000
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UnitedHealth Group, Inc.                                           100,000 3
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Vulcan Materials Co.                                               228,000
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1 Exclusive of changes resulting entirely from stock dividends and stock splits.
2 New addition.
3 Elimination.

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4                                       2000 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)                                June 30, 2000

       SHARES                        SECURITY                          VALUE
-------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
Basic Industries -- 2.3%
       156,000    Alcoa Inc.                                       $  4,524,000
       105,000    The Dow Chemical Co.                                3,169,687
       274,000    The Geon Co.                                        5,069,000
        58,000    Minnesota Mining and Manufacturing Co.              4,785,000
       275,000    Olin Corp.                                          4,537,500
       150,000    OM Group, Inc.                                      6,600,000
       193,000    Rohm and Hass Co.                                   6,658,500
       170,000    UPM-Keymmene Oyj ADR                                4,356,250
        87,000    Vulcan Materials Co.                                3,713,813
-------------------------------------------------------------------------------
                                                                     43,413,750
-------------------------------------------------------------------------------
Capital Goods -- 2.9%
       306,000    Emerson Electric Co.                               18,474,750
       516,000    General Electric Co.                               27,348,000
       177,000    Sealed Air Corp. (a)                                9,270,375
-------------------------------------------------------------------------------
                                                                     55,093,125
-------------------------------------------------------------------------------
Communications -- 11.3%
         3,000    AT&T Corp.                                             94,875
       550,000    Bell Atlantic Corp.                                27,946,875
       125,000    Digital Microwave Corp. (a)                         4,765,625
       189,000    General Motors Corp., Class H Shares (a)           16,584,750
       555,000    GTE Corp.                                          34,548,750
       170,050    MediaOne Group Inc.                                 5,377,831
       592,000    Nokia Corp. ADR                                    29,563,000
       675,000    SBC Communications Inc.                            29,193,750
        40,000    Telephone & Data Systems, Inc.                      4,010,000
        93,000    Time Warner Inc.                                    7,068,000
       100,000    UnitedGlobalCom Inc., Class A Shares (a)            4,675,000
     1,187,500    WorldCom, Inc. (a)                                 54,476,562
-------------------------------------------------------------------------------
                                                                    218,305,018
-------------------------------------------------------------------------------
Consumer Cyclicals -- 6.6%
        65,000    Boston Properties, Inc.                             2,510,625
     1,257,000    Costco Wholesale Corp. (a)                         41,481,000
     1,150,528    Federated Department Stores, Inc. (a)              38,830,320
       150,000    The Home Depot, Inc.                                7,490,625
       210,000    The Sherwin-Williams Co.                            4,449,375
       227,000    SPX Corp. (a)                                      27,452,812
       100,000    Target Corp.                                        5,800,000
-------------------------------------------------------------------------------
                                                                    128,014,757
-------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 11.9%
       854,000    AT&T Corp.-Liberty Media Group, Class A Shares(a)  20,709,500
       160,000    Alberto-Culver Co., Class B Shares                  4,890,000
       285,000    Albertson's, Inc.                                   9,476,250
       145,000    Avon Products, Inc.                                 6,452,500
       354,000    The Coca-Cola Co.                                  20,332,875
        67,000    Colgate-Palmolive Co.                               4,011,625
        92,000    The Estee Lauder Cos. Inc.                          4,548,250
       870,000    The Gillette Co.                                   30,395,625

                      See Notes to Financial Statements.
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The Salomon Brothers Fund Inc                                                 5

Schedule of Investments (unaudited) (continued)                   June 30, 2000

       SHARES                        SECURITY                          VALUE
-------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 11.9% (continued)
       229,500    Kimberly-Clark Corp.                             $ 13,167,563
       540,000    McDonald's Corp.                                   17,786,250
       920,000    Nabisco Group Holdings Corp.                       23,862,500
       387,000    PepsiCo, Inc.                                      17,197,312
       790,000    Philip Morris Cos. Inc.                            20,984,375
       785,000    Safeway Inc. (a)                                   35,423,125
-------------------------------------------------------------------------------
                                                                    229,237,750
-------------------------------------------------------------------------------
Energy -- 6.7%
       325,000    Amerada Hess Corp.                                 20,068,750
       435,000    The Coastal Corp.                                  26,480,625
        80,000    Devon Energy Corp.                                  4,495,000
        98,000    El Paso Energy Corp.                                4,991,875
       266,670    Exxon Mobil Corp.                                  20,933,595
           400    Gas Properties (100% owned) (b)                       682,000
                  Royalty Interest (b)                                  586,400
       150,000    Royal Dutch Petroleum Co. - NY Shares               9,234,375
       135,000    Schlumberger Ltd.                                  10,074,375
       140,000    Tosco Corp.                                         3,963,750
       370,777    Total Fina SA ADR                                  28,480,308
-------------------------------------------------------------------------------
                                                                    129,991,053
-------------------------------------------------------------------------------
Financial Services -- 12.5%
       384,000    American Express Co.                               20,016,000
       238,937    American International Group, Inc.                 28,075,097
     1,050,000    Associates First Capital Corp.                     23,428,125
     1,245,000    The Bank of New York Co., Inc.                     57,892,500
       468,000    Capital One Financial Corp.                        20,884,500
       520,500    The Chase Manhattan Corp.                          23,975,531
        80,000    The Chubb Corp.                                     4,920,000
       115,000    Comerica Inc.                                       5,160,625
       592,200    FleetBoston Financial Group, Inc.                  20,134,800
       273,000    Freddie Mac                                        11,056,500
       112,000    The Goldman Sachs Group, Inc.                      10,626,000
       180,000    Morgan Stanley Dean Witter & Co.                   14,985,000
-------------------------------------------------------------------------------
                                                                    241,154,678
-------------------------------------------------------------------------------
Health Care -- 11.0%
       270,000    Abbott Laboratories                                12,031,875
       497,000    American Home Products Corp.                       29,198,750
       411,000    Eli Lilly & Co.                                    41,048,625
        46,000    Genentech, Inc.                                     7,912,000
       425,000    Merck & Co., Inc.                                  32,565,625
       737,000    Novartis AG ADR                                    29,480,000
       257,399    Pharmacia Corp.                                    13,304,311
       783,750    Pfizer Inc.                                        37,620,000
       170,000    Schering-Plough Corp.                               8,585,000
-------------------------------------------------------------------------------
                                                                    211,746,186
-------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.8%
        65,000    Avalonbay Communities, Inc.                        2,713,750
        95,000    BRE Properties, Inc., Class A Shares               2,743,125

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
6                                       2000 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                   June 30, 2000

       SHARES                        SECURITY                          VALUE
-------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.8% (continued)
       185,000    Equity Office Properties Trust                    $ 5,099,063
       125,000    Spieker Properties, Inc.                            5,750,000
-------------------------------------------------------------------------------
                                                                     16,305,938
-------------------------------------------------------------------------------
Technology -- 25.2%
       286,000    3Com Corp. (a)                                     16,480,750
       160,000    Applied Materials, Inc. (a)                        14,500,000
        62,000    Applied Micro Circuits Corp. (a)                    6,122,500
       267,000    ASMInternational N.V. (a)                           7,075,500
     1,246,000    Cisco Systems, Inc. (a)                            79,198,875
       755,000    Compaq Computer Corp.                              19,299,687
       150,500    Corning Inc.                                       40,616,188
       230,000    Cypress Semiconductor Corp. (a)                     9,717,500
       310,000    Dell Computer Corp. (a)                            15,286,875
       140,000    EMC Corp.                                          10,771,250
       100,000    Genuity Inc. (a)                                      915,625
       145,000    Hewlett-Packard Co.                                18,106,875
       331,000    Intel Corp.                                        44,250,562
       350,000    International Business Machines Corp.              38,346,875
        54,000    Mercury Interactive Corp. (a)                       5,224,500
       175,000    Micron Technology, Inc.                            15,410,938
       574,000    Microsoft Corp. (a)                                45,920,000
       407,000    Oracle Corp. (a)                                   34,213,438
       260,000    Seagate Technology, Inc. (a)                       14,300,000
       208,000    Tellabs, Inc. (a)                                  14,235,000
       118,000    Teradyne, Inc. (a)                                  8,673,000
       342,000    Texas Instruments Inc.                             23,491,125
        26,000    Yahoo! Inc. (a)                                     3,220,750
-------------------------------------------------------------------------------
                                                                    485,377,813
-------------------------------------------------------------------------------
Transportation -- 0.8%
       516,000    Canadian National Railway Co.                      15,060,750
-------------------------------------------------------------------------------
Utilities -- 0.3%
       125,000    Unicom Corp.                                        4,835,938
-------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost-- $1,257,999,115)                         1,778,536,756
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.7%
Publishing -- 1.7%
       685,000    The News Corp. Ltd., ADR(Cost-- $13,885,430)       32,537,500
-------------------------------------------------------------------------------
RIGHTS -- 0.0%
         8,000    Terex Stock Appreciation Rights
                    (expiring on 5/15/02) (a) (Cost-- $0)               113,000
-------------------------------------------------------------------------------

CONTRACTS                         SECURITY                            VALUE
-------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.7%
Call Purchased -- 0.7%
           500    S&P 500 Index, Call (expiring Sept. 2000,
                  exercise price $1,200) (a)(c)
                  (Cost-- $14,251,500)                               13,375,000
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 7

Schedule of Investments (unaudited) (continued)                   June 30, 2000

      FACE
     AMOUNT                          SECURITY                          VALUE
-------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.9%
Communications -- 0.6%
   $10,000,000    DSC Communications Corp., 7.000% due 8/1/04      $ 11,437,500
-------------------------------------------------------------------------------
Consumer Cyclicals -- 0.1%
      2,500,000   Amazon.com Inc., 4.750% due 2/1/09                  1,584,375
-------------------------------------------------------------------------------
Telecommunications -- 1.2%
     15,000,000   Bell Atlantic Financial Services,
                  5.750% due 4/1/03 (d)                              14,643,750
     10,000,000   NTL Inc., 5.750% due 12/15/09 (d)                   7,987,500
-------------------------------------------------------------------------------
                                                                     22,631,250
-------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost-- $36,754,742)                               35,653,125
-------------------------------------------------------------------------------
CORPORATE BONDS -- 1.0%
Airlines -- 0.2%
      4,050,000   Continental Airlines Inc., 9.500% due 12/15/01      4,146,188
-------------------------------------------------------------------------------
Consumer Cyclicals -- 0.0%
      6,100,000   Breed Technologies, Inc., 9.250% due 4/15/08 (a)(e)    68,625
-------------------------------------------------------------------------------
Energy -- 0.5%
     10,000,000   Pogo Producing Co., 10.375% due 2/15/09            10,300,000
-------------------------------------------------------------------------------
Telecommunications & Utilities -- 0.3%
      4,750,000   NTL Inc., 12.750% due 4/15/05                       4,856,875
-------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS
                  (Cost-- $23,497,506)                               19,371,688
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
     46,934,000   J.P. Morgan Securities, 6.400% due 7/3/00;
                    Proceeds at maturity -- $46,959,029;
                    (Fully collateralized by U.S. Treasury Notes,
                    8.875% due 2/15/19; Market value --
                    $61,893,274) (Cost-- $46,934,000)                46,934,000
-------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $1,393,322,293*)                       $1,926,521,069
-------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Fair value determined pursuant to procedures established by the Board of Directors.
(c) Contracts in denomination of 100.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Security is in default.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR - American Depository Receipt.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
8                                      2000 Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited)                   June 30, 2000

ASSETS:
     Investments, at value (Cost -- $1,393,322,293)              $1,926,521,069
     Cash                                                                   463
     Receivable for Fund shares subscribed                           68,880,075
     Receivable for securities sold                                   5,152,040
     Dividends and interest receivable                                3,195,048
     Other assets                                                        14,108
-------------------------------------------------------------------------------
     Total Assets                                                 2,003,762,803
-------------------------------------------------------------------------------
LIABILITIES:
     Dividends payable                                               84,050,735
     Management fee payable                                           2,644,782
     Payable for securities purchased                                 1,396,426
     Accrued expenses                                                   182,244
-------------------------------------------------------------------------------
     Total Liabilities                                               88,274,187
-------------------------------------------------------------------------------

Total Net Assets                                                 $1,915,488,616
-------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                 $   98,592,934
     Capital paid in excess of par value                          1,134,742,392
     Undistributed net investment income                              3,253,256
     Accumulated net realized gain from security transactions
       and options                                                  145,701,258
     Net unrealized appreciation of investments                     533,198,776
-------------------------------------------------------------------------------
Total Net Assets                                                 $1,915,488,616
-------------------------------------------------------------------------------
Shares Outstanding ($1.00 par value, 100,000,000 shares
  authorized)                                                        98,592,934
-------------------------------------------------------------------------------
Net Asset Value, per share                                               $19.43
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 9

Statement of Operations (unaudited)      For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
     Dividends                                                      $ 9,277,895
     Interest                                                         3,451,479
     Oil royalties                                                      285,552
     Less: Foreign withholding tax                                      (48,718)
-------------------------------------------------------------------------------
     Total Investment Income                                         12,966,208
-------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                         5,403,628
     Shareholder and system servicing fees                              240,368
     Shareholder communications                                         129,274
     Directors' fees                                                     48,931
     Audit and legal                                                     48,037
     Custody                                                             29,848
     Other                                                               27,571
-------------------------------------------------------------------------------
     Total Expenses                                                   5,927,657
-------------------------------------------------------------------------------
Net Investment Income                                                 7,038,551
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTE 3):
     Net Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)     154,717,929
        Options purchased                                            (7,205,041)
        Options written                                                 314,878
        Foreign currency transactions                                       397
-------------------------------------------------------------------------------
     Net Realized Gain                                              147,828,163
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                         573,624,236
        End of period                                               533,198,776
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                        (40,425,460)
-------------------------------------------------------------------------------
Net Gain on Investments and Options                                 107,402,703
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $114,441,254
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
10                                      2000 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                                        2000                1999
-----------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                          $  7,038,551        $ 16,009,421
     Net realized gain                                               147,828,163         325,074,787
     Increase (decrease) in net unrealized appreciation              (40,425,460)         42,616,408
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                          114,441,254         383,700,616
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                            (5,250,806)        (15,006,165)
     Net realized gains                                              (82,584,304)       (326,621,565)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders       (87,835,110)       (341,627,730)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
     Value of shares issued in payment of dividends
        (4,702,371 shares issued)                                             --          91,713,634
     Value of shares issued through Rights Offering
        (3,983,810 shares issued)                                     68,880,076                  --
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions              68,880,076          91,713,634
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                95,486,220         133,786,520

NET ASSETS:
     Beginning of period                                           1,820,002,396       1,686,215,876
-----------------------------------------------------------------------------------------------------
     End of period*                                               $1,915,488,616      $1,820,002,396
-----------------------------------------------------------------------------------------------------
* Including undistributed net investment income of:                   $3,253,256          $1,465,114
-----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                11

Notes to Financial Statements (unaudited)

1.  Organization and Significant
    Accounting Policies

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAPrequires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(b) Written Option Contracts. When the Fund writes a call option or a put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the written option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise.

(c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

(d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(e) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount and market discount on

-------------------------------------------------------------------------------
12                                      2000 Semi-Annual Report to Shareholders
securities purchased is accreted on an effective yield basis over the life of the security. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP.

2.  Management Fee and Other
    Transactions with Affiliates

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Hold-ing Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The investment manager has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ("SSBC"), an affiliate of the investment manager pursuant to a Sub-Administration Agreement between the investment manager and SSBC.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                         Annual Fee Rate
-----------------------------------------------------------------
First $350 million                                   0.650%
Next $150 million                                    0.550%
Next $250 million                                    0.525%
Next $250 million                                    0.500%
Over $1 billion                                      0.450%
-----------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 1999, the performance of the S&P 500 Index exceeded the Fund's performance by 6.50%. However, for the rolling one year period ended June 30, 1999, September 30, 1999 and December 31, 1999, the performance of the S&P 500 Index was exceeded by the Fund's performance by 2.94%, 0.13% and 2.74%, respectively, resulting in a total decrease of the base management fee of $28,228. For the rolling one year period ended March 31, 2000 and June 30, 2000 the performance of the S&P 500 Index was exceeded by the Fund's performance by 10.81% and 5.79%, respectively. This resulted in a total increase of the base management fee of $680,766.

Brokerage commissions of $188,420 were paid to Salomon Smith Barney Inc., another subsidiary of SSBH, for investment transactions executed on behalf of the Fund during the six months ended June 30, 2000.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                13

3.  Investments

For the six months ended June 30, 2000 the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

---------------------------------------------------------------------------
Purchases                                                     $720,057,128
---------------------------------------------------------------------------
Sales                                                         $705,766,427
---------------------------------------------------------------------------

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------------------------
Gross unrealized appreciation                                 $562,546,434
Gross unrealized depreciation                                  (29,347,658)
---------------------------------------------------------------------------
Net unrealized appreciation                                   $533,198,776
---------------------------------------------------------------------------

The risk of writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Transactions in options written during the six months ended June 30, 2000 were as follows:
                                          Number of          Premiums
                                          Contracts       Received (Paid)
------------------------------------------------------------------------------
Options written, outstanding at
  December 31, 1999                         (1,900)        $   (522,406)
Options written                            (27,053)          (6,246,954)
Options closed in purchase
  transactions                              14,889            4,338,539
Options expired                             11,934            2,214,719
Options exercised                            2,130              216,102
------------------------------------------------------------------------------
Options written, outstanding at
  June 30, 2000                                  0         $          0
------------------------------------------------------------------------------

At June 30, 2000, there were no open written call or put option contracts.

-------------------------------------------------------------------------------
14                                      2000 Semi-Annual Report to Shareholders

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                             2000(1)        1999         1998           1997       1996       1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $19.24         $18.76        $18.51        $17.26     $15.43     $12.88
-------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                     0.07           0.18          0.26          0.27       0.33       0.35
   Net realized and unrealized gains(2)      1.15           4.08          3.45          3.93       3.93       4.04
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations                 1.22           4.26          3.71          4.20       4.26       4.39
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.06)         (0.17)        (0.27)        (0.27)     (0.34)     (0.35)
   Net realized gains                       (0.87)         (3.63)        (3.19)        (2.68)     (2.09)     (1.49)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.93)         (3.80)        (3.46)        (2.95)     (2.43)     (1.84)
-------------------------------------------------------------------------------------------------------------------
Increase in net asset value
   due to shares issued on
   reinvestment of dividends                   --           0.02            --            --         --         --
-------------------------------------------------------------------------------------------------------------------
Decrease in net asset value
   due to shares issued
   through Rights Offering                  (0.10)            --            --            --         --         --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $19.43         $19.24        $18.76        $18.51     $17.26     $15.43
-------------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value          (9.6)%++       34.6%         22.6%         29.5%      38.7%      43.3%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)       $1,915         $1,820        $1,686        $1,545     $1,441     $1,291
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  0.65%+         0.56%         0.52%         0.53%      0.51%      0.41%
   Net investment income                     0.77+          0.90          1.39          1.46       1.96       2.42
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        39%            73%           68%           49%        52%        82%
-------------------------------------------------------------------------------------------------------------------
Market Value, End of Period               $17.563        $20.375       $18.188       $17.688    $16.000    $13.375
-------------------------------------------------------------------------------------------------------------------

 (1)  For the six months ended June 30, 2000 (unaudited).
 (2)  Includes $0.015 and $0.02 attributable to the increase in net asset value from shares repurchased at a discount for the years ended 1996 and 1995, respectively.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                15

Additional Shareholder Information (unaudited)

On May 11, 2000, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

1. The election of Charles F. Barber, Andrew L. Breech, Carol L. Colman, William R. Dill, Clifford M. Kirtland, Jr., Robert W. Lawless, Heath B. McLendon, Louis P. Mattis and Thomas F. Schlafly as Directors of the Fund;

2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000; and

3.   The approval of an amendment to the Articles of Incorporation.

The results of the vote on Proposal 1 were as follows:

                                       Votes                % of Shares            Votes           % of Shares
Name of Directors                       For                   Voted              Against             Voted
---------------------------------------------------------------------------------------------------------------
Charles F. Barber                    75,075,791               97.3%              2,119,726            2.7%
Andrew L. Breech                     75,550,897               97.9               1,644,620            2.1
Carol L. Colman                      75,482,150               97.8               1,713,367            2.2
William R. Dill                      75,435,144               97.7               1,760,373            2.3
Clifford M. Kirtland, Jr.            75,127,756               97.3               2,067,761            2.7
Robert Lawless                       75,505,242               97.8               1,690,275            2.2
Heath B. McLendon                    75,415,954               97.7               1,779,563            2.3
Louis P. Mattis                      75,545,664               97.9               1,649,853            2.1
Thomas F. Schlafly                   75,461,129               97.8               1,734,388            2.2
---------------------------------------------------------------------------------------------------------------

The results of the vote on Proposal 2 were as follows:

    Votes              % of Shares              Votes            % of Shares            Votes          % of Shares
     For                  Voted                Against              Voted             Abstained           Voted
-------------------------------------------------------------------------------------------------------------------
74,991,591                97.1%                929,285              1.2%              1,274,641            1.7%
-------------------------------------------------------------------------------------------------------------------

The results of the vote on Proposal 3 were as follows:


    Votes              % of Shares              Votes            % of Shares            Votes          % of Shares
     For                  Voted                Against              Voted             Abstained           Voted
-------------------------------------------------------------------------------------------------------------------
55,637,734                87.3%               4,459,294             7.0%              3,620,462            5.7%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
16                                      2000 Semi-Annual Report to Shareholders

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)

Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You've already harnessed the wealth-building power of The Salomon Brothers Fund ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan - available only to investors of The Salomon Brothers Fund. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from the Salomon Brothers Fund are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

      1. All dividends and capital gains (long-term and short-term) in additional shares of SBF

      2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

      3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from / through SBF

The Cash Payment Plan allows investors in The Salomon Brothers Fund to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                17

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of Salomon Brothers Fund, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the Dividend Reinvestment Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in

-------------------------------------------------------------------------------
18                                      2000 Semi-Annual Report to Shareholders
the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the Dividend Reinvestment Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the Dividend Reinvestment Plan or change your reinvestment option by calling the Agent at this toll-free telephone number:
1-800-432-8224.

If you withdraw from the Dividend Reinvestment Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

      The Bank of New York
      Investor Relations Department
      P.O. Box 11258
      New York, NY 10286-1258
      Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the Dividend Reinvestment Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the Dividend Reinvestment Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessay for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                19

How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

Who is the "Agent" and what are its responsibilities?

The Bank of New York acts as the Agent for The Salomon Brothers Fund. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issues certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of the Salomon Brothers Fund. The Agent will combine these shares with shares acquired through the Dividend Reinvestment Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the Dividend Reinvestment Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

-------------------------------------------------------------------------------
20                                      2000 Semi-Annual Report to Shareholders

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

   (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

   (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

   (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

   (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

   (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

 3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

 4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

    It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions,

-------------------------------------------------------------------------------

                        THE SALOMON BROTHERS FUND INC
                 AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                     REINVESTMENT PLAN FOR SHAREOWNERS OF
                        THE SALOMON BROTHERS FUND INC

                                COMMON SHARES

   I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

   I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

   [ ](1) All net investment income dividends and capital gain distributions
          (short-term and long-term) payable to me shall be automatically reinvested

   [ ](2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

   [ ](3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

   (Choose one of the above.)

   I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

   I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

   In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

               (Please sign on the reverse side of this card.)

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The Salomon Brothers Fund Inc                                                21

    (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

    The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

 5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

 6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

 7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

 8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

    (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

 9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries regarding the Plans should be directed to the Agent at:

              THE BANK OF NEW YORK
              Investor Relations Department
              P.O. Box 11258
              New York, New York 10286-1258
              1-800-432-8224

  If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                              THE BANK OF NEW YORK
                              P.O. Box 1958
                              Newark, NJ 07101-9774
                              Att: Dividend Reinvestment Department

                              DATED:_____________________, 20____

               PLEASE SIGN, DATE AND RETURN
               USING THE ENCLOSED ENVELOPE

                              -----------------------------------
                              Signature

                              -----------------------------------
                              Signature (if held jointly)

              Please sign exactly as your name(s) appear hereon.

-------------------------------------------------------------------------------
22                                           2000 Annual Report to Shareholders

Board of Directors

Charles F. Barber         Consultant; formerly Chairman, ASARCO Inc.
                          Member of the Audit Committee

Andrew L. Breech          President, Dealer Operating Control Service, Inc.
                          Member of the Proxy Committee

Carol L. Colman           Consultant, Coleman Consulting
                          Member of the Audit Committee

William R. Dill           Consultant; formerly President, Boston Architectural
                          Center; formerly President, Anna Maria College
                          Member of the Nominating Committee

Heath B. McLendon         Chairman and President, Managing Director, Salomon
                          Smith Barney, Inc.; President and Director, SSB Citi
                          Fund Management LLC and Travelers Investment Adviser,
                          Inc.

Clifford M. Kirtland, Jr. Member of the Advisory Committee, Nero Moseley
                          Partners; formerly Director, Oxford Industries, Inc., Shaw Industries, Inc. Graphic Industries, Inc. and CSX Corp.; formerly Chairman and President, Cox Communications, Inc.
                          Member of the Proxy Committee

Robert W. Lawless         President and Chief Executive Officer, University of
                          Tulsa; formerly President and Chief Executive
                          Officer, Texas Tech University and Texas Tech
                          University Health Sciences Center
                          Member of the Proxy Committee

Louis P. Mattis           Consultant; formerly Chairman and President,
                          Sterling Winthrop Inc.
                          Member of the Nominating Committee

Thomas F. Schlafly        Of counsel to Blackwell Sanders Peper Martin LLP
                          (Law Firm); President, The Saint Louis Brewery, Inc.
                          Member of the Audit and Nominating Committees

-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                23

Officers

Heath B. McLendon                    Chairman and President

Lewis E. Daidone                     Executive Vice President & Treasurer

Michael A. Kagan                     Executive Vice President

Martin L. Roberts                    Vice President

Anthony Pace                         Controller

Christina T. Sydor                   Secretary

Janet S. Tolchin                     Assistant Treasurer

Robert A. Vegliante                  Assistant Secretary


Service Providers

Salomon Brothers Asset Management Inc.    Investment Manager
7 World Trade Center
New York, New York 10048

The Bank of New York                      Transfer and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10286

PFPC Trust Company                        Custodian
8800 Tinicum B'lvd.
Suite 200
Philadelphia, Pennsylvania 19153

Simpson Thacher & Bartlett                Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP                Independent Accountants
1177 Avenue of the Americas
New York, New York 10036

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24                                      2000 Semi-Annual Report to Shareholders

---------------------
     Salomon Brothers
     ---------------------
          Asset Management

SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

1-800-SALOMON
WWW.SBAM.COM

SBSEMI 8/00

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